Annual Report
VIRGINIA
TAX-FREE
BOND FUND

FEBRUARY 28, 2003
T. ROWE PRICE(R)

TABLE OF CONTENTS
Highlights                                         1
Portfolio Manager's Report                         2
   Market Environment                              2
   Virginia Market Update                          3
   Performance and Strategy                        4
   Outlook                                         5
Performance Comparison                             7
Financial Highlights                               8
Statement of Net Assets                            9
Statement of Operations                           17
Statement of Changes in Net Assets                18
Notes to Financial Statements                     19
Report of Independent Accountants                 23
About the Fund's Trustees and Officers            25

REPORTS ON THE WEB
SIGN UP FOR OUR E-MAIL PROGRAM, AND YOU CAN BEGIN TO RECEIVE UPDATED FUND REPORTS AND PROSPECTUSES ONLINE RATHER THAN THROUGH THE MAIL. LOG ON TO YOUR ACCOUNT AT WWW.TROWEPRICE.COM FOR MORE INFORMATION.

HIGHLIGHTS

o Bonds continued to outperform stocks during the fund's fiscal year as interest rates fell and investors sought lower-risk securities.

o Tax-free bonds provided solid returns and unusually attractive yields versus taxable securities. o For both the 6- and 12-month periods, the fund's returns surpassed the Lipper Virginia Municipal Debt Funds Average.

o Our strategy reflects careful attention to credit and interest rate risk in a challenging geopolitical and economic environment.

PERFORMANCE COMPARISON

Periods Ended 2/28/03                        6 Months       12 Months

  Virginia Tax-Free
  Bond Fund                                    3.68%            7.94%
......................................................................
  Lipper Virginia Municipal
  Debt Funds Average                           2.74             6.38


PRICE AND YIELD                              8/31/02          2/28/03
......................................................................
Price Per Share                               $11.63          $11.80
......................................................................
Dividends Per Share
        For 6 months                           0.26             0.26
        For 12 months                          0.51             0.52
......................................................................
30-Day Dividend Yield *                        4.45%            4.24%
......................................................................
30-Day Standardized
Yield to Maturity                              3.73             3.41

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

PORTFOLIO  MANAGER'S REPORT
     Tax-free municipal bonds and your fund posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S. led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long-term rates. For the year, investment-grade corporate and municipal securities outperformed their lower-quality counterparts, as investors -- shell-shocked by corporate scandals in the first half of our fiscal year-- preferred bonds with the least credit risk.

MARKET ENVIRONMENT
     One year ago, the consumer-driven U.S. economy -- supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity -- appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth. In early 2003, heightened fears of terrorist activity, harsh weather, and an increased likelihood of war brought the economy to a virtual standstill. Throughout the 12-month period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels last October.

The following table was depicted as a graph in the printed material.

                Virginia
                Bond Index
2/28/02         5.23
                5.45
                5.30
5/31/02         5.30
                5.27
                5.14
8/31/02         5.09
                4.84
                5.22
11/30/02        5.28
                5.05
                5.09
2/28/03         5.03

     Continuing geopolitical and economic uncertainties along with the Federal Reserve's low federal funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November) kept interest rates depressed through February. Short- and intermediate-term tax- free rates -- which closely tracked the fed funds rate -- declined approximately 25 to 50 basis points over the last six months, falling more than long-term rates. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately 100 basis points, while long-term rates slipped only about 30 to 50 basis points.

     Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months. An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. Supply increased 25% over the 2001 level as many states issued bonds to bolster weakened budgets.

     Low-quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates.

VIRGINIA MARKET UPDATE

     Virginia's economy continued to slow in 2002, bringing a drop in revenue for the state and modest decline in nonfarm employment. However, the overall unemployment rate declined in each of the last four months of 2002, ending at 3.6% and comparing very favorably with the national unemployment rate of 6.0%. Furthermore, there were signs of improvement in Virginia's factory production sector, suggesting an end to the two-year manufacturing slump.

     The drop in revenues, particularly from the personal income tax, resulted in a $3.8 billion budget gap for the 2002-04 period that was closed shortly after Governor Warner took office in January 2002. Last summer, however, an additional shortfall of $1.5 billion was predicted. The solutions identified by the legislature, primarily cuts in expenditures, are currently under review by the governor. Both budget gap solutions tap the state's revenue stabilization fund, which totaled $472 million as of June 30, 2002, but could shrink to $129 million by June 2004.

     Virginia's debt rating remains AAA from all three major rating agencies (Standard & Poor's, Fitch, and Moody's). The first two maintain a OstableO outlook, but the Moody's outlook has been OnegativeO since December 2001, when the first sizable budget gap was announced. Restoration of a stable outlook from Moody's depends on how the budget gap is resolved and on an improving economic picture.

PERFORMANCE AND STRATEGY
     For the 6- and 12-month periods ended February 28, your fund returned 3.68% and 7.94%, respectively. Aided by our strategy and below-average expenses, these results surpassed the fund's peer group average for both periods, as shown in the table on page 1. Total returns reflected dividends paid per share, which were essentially unchanged over the year, and an increase in share value as interest rates declined on balance. The fund's current yield continued to slip as the share price rose, but at 4.24% on February 28 it was equal to 6.52% on a taxable-equivalent basis for investors in the 35% federal tax bracket.

PORTFOLIO CHARACTERISTICS

Periods Ended                       8/31/02     2/28/03

Weighted Average
Maturity (years)                       14.9        14.4
........................................................
Weighted Average Effective
Duration (years)                        6.4         6.3
........................................................
Weighted Average Quality *               AA          AA
........................................................

* Based on T. Rowe Price research. Duration is a measurement of interest rate risk. A fund with a duration of six years would fall about 6% for each one-percentage-point rise in interest rates, and vice versa.

     As the economy languished and interest rates seemed likely to continue falling, we concentrated new purchases on maturities of 15 years or shorter. This strategy lowered our weighted average maturity a bit from 14.9 years in the middle of our fiscal year to 14.4 years at the end of February. Since the steepest interest rate declines occurred among shorter maturities, especially in recent months, the fund benefited from appreciation in these holdings. The shorter maturity also helps reduce interest rate risk should rates start rising. While falling rates generally aided fund results, this was not the case with our housing finance bonds. Paralleling the pickup in homeowner refinancings, these bonds were subject to accelerating calls, meaning they were retired before their stated maturity date. As a result, this sector lagged in the tax-free market just as mortgage backed bonds tend to lag in the taxable market when refinancings increase.

     Performance was also aided by our focus on maintaining the fund's high average credit quality (AA). In the uncertain economic environment that prevailed, high- quality bonds generally outperformed lower- quality issues.

TOP 5 SECTORS
                                    Percent of         Percent of
                                    Net Assets         Net Assets
                                       8/31/02            2/28/03
-----------------------------------------------------------------
General Obligation - Local                 15%                17%
..................................................................
Hospital Revenue                            15                 15
..................................................................
Dedicated Tax Revenue                       12                 10
..................................................................
Prerefunded Bonds                            7                  9
..................................................................
Water and Sewer Revenue                      7                  7

     Sector changes have been minimal since our last report to you six months ago. Hospitals and hospital revenue bonds remain a concentration, as shown in the table above. We expect these positions to hold up well amid challenges surrounding the medical expense reimbursement process. In addition, many of these bonds are mid-level investment-grade and generate excellent income for the portfolio. Holdings of prerefunded bonds increased slightly over the past six months and were strong performers during the period. In particular, our longtime investment in Nature Conservancy bonds (issued through the Arlington Industrial Development Authority) appreciated sharply when their maturity dropped from 25 years to five years as they were prerefunded to their earliest call date last December.

OUTLOOK
     Our outlook remains little changed from six months ago. At present, historically low interest rates and high risk aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than 2002, but still at relatively high levels. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever present geopolitical tensions will almost certainly reduce the Owar premiumO for municipal bonds, resulting in lower bond prices and higher yields. Also, even though the municipal market is not presently expecting Congress to eliminate double taxation of dividends -- one of President Bush's proposals -- in the near future, such legislation, if passed, could be disadvantageous for the municipal market. Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand even if the economy and global tensions take a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability -- excepting recent oil-related price spikes -- has largely stamped out inflation, the archenemy of bond investors.

     The credit outlook, particularly for states highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.

Respectfully submitted,

/s/

Hugh D. McGuirk

Chairman of the Investment Advisory Committee
March 19, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's program.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

              Lehman Brothers    Lipper Virginia     Virginia
              Municipal          Municipal Debt      Tax-Free
              Bond Index         Funds Average       Bond Fund
Feb-1993      10000              10000               10000
Feb-1994      10554              10562               10599
Feb-1995      10753              10631               10759
Feb-1996      12022              11686               11909
Feb-1997      12598              12234               12504
Feb-1998      13750              13324               13633
Feb-1999      14595              14022               14455
Feb-2000      14127              13461               13997
Feb-2001      16054              15053               15719
Feb-2002      17152              15921               16724
Feb-2003      18467              16996               18053


AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate

Periods Ended 2/28/03                   1 Year    3 Years    5 Years    10 Years
Virginia Tax-Free Bond Fund              7.94%      8.85%      5.78%       6.09%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period

                                     Year
                                    Ended
                                  2/28/03  2/28/02   2/28/01   2/29/00   2/28/99
NET ASSET VALUE
Beginning of period              $ 11.43   $ 11.26  $ 10.55   $ 11.45   $ 11.45
Investment activities
  Net investment income (loss)      0.52      0.53     0.56      0.54      0.55
  Net realized and
  unrealized gain (loss)            0.37      0.17     0.71     (0.90)     0.12

  Total from
  investment activities             0.89      0.70     1.27     (0.36)     0.67

Distributions
  Net investment income            (0.52)   (0.53)    (0.56)    (0.54)    (0.55)
  Net realized gain                     -        -         -         -    (0.12)
  Total distributions              (0.52)   (0.53)    (0.56)    (0.54)    (0.67)

NET ASSET VALUE
END OF PERIOD                    $ 11.80   $ 11.43   $ 11.26   $ 10.55   $11.45

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^                       7.94%    6.40%    12.30%   (3.16%)     6.02%

Ratio of total expenses to
average net assets                  0.52%    0.53%     0.54%     0.55%     0.57%
.................................................................................
Ratio of net investment
income (loss) to average
net assets                          4.49%    4.73%     5.10%     4.96%     4.83%
.................................................................................
Portfolio turnover rate             33.5%    47.1%     38.1%     48.1%     47.3%
Net assets, end of period
(in thousands)                   $406,811 $361,819  $318,387  $261,992  $278,812

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                                                               February 28, 2003
STATEMENT OF NET ASSETS
                                                                Par        Value
                                                                 In thousands

VIRGINIA 91.2%
Abingdon IDA, Johnston Memorial
Hosp., 5.25%, 7/1/16                                        $ 1,500      $ 1,570
Albemarle County IDA, Martha Jefferson Hosp.
       5.25%, 10/1/35                                         2,000        1,996
Alexandria, GO
       5.25%, 6/15/15                                         1,000        1,109
       5.50%, 6/15/19                                         2,230        2,480
       5.75%, 6/15/20                                         2,980        3,376
Alexandria IDA
     Episcopal High School
       5.875%, 1/1/23                                         1,250        1,355
       6.00%, 1/1/17                                          1,060        1,173
Amelia County IDA, Waste Management
       4.90%, 4/1/05+/-                                       2,000        2,065
Arlington County, GO
       5.00%, 2/1/17                                          2,485        2,657
       5.00%, 2/1/21                                          1,415        1,485
Arlington County IDA
     Arlington Health Systems
       5.50%, 7/1/16                                          4,555        4,920
       5.50%, 7/1/17                                            820          880
     Ogden Martin Systems
       5.25%, 1/1/10 (FSA Insured)+/-                         1,625        1,763
     The Nature Conservancy
       5.40%, 7/1/17 (Prerefunded 7/1/07 )                    1,815        2,101
       5.45%, 7/1/27 (Prerefunded 7/1/07 )                    2,610        3,027
     Virginia Hosp. Center, 5.50%, 7/1/18                     1,000        1,067
Bedford County IDA, Georgia-Pacific
       5.60%, 12/1/25+/-                                      1,715        1,133
Bristol
       5.75%, 7/15/13 (FSA Insured)                           1,045        1,220
     GO, 5.50%, 11/1/16 (FSA Insured)                         1,000        1,145
Charles County IDA, IDRB
     Waste Management
       4.875%, 2/1/09+/-                                      3,250        3,249
       6.25%, 4/1/12+/-                                         750          788

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                Par        Value
                                                                 In thousands
Chesapeake Bay Bridge & Tunnel Dist.
       5.50%, 7/1/25 (MBIA Insured)                         $ 3,800     $  4,286
Chesapeake Toll Road
       5.625%, 7/15/19                                        1,250        1,310
       5.625%, 7/15/32                                        1,500        1,529
Chesterfield County IDA, Bon Secours Health System
       5.70%, 11/15/03                                        4,000        4,113
Danville IDA
     Danville Regional Medical Center
       5.20%, 10/1/18 (AMBAC Insured)                         3,335        3,683
       6.50%, 10/1/24 (Prerefunded 10/1/04 )
       (FGIC Insured)                                         3,000        3,283
Fairfax County, GO, 5.00%, 6/1/20                             2,465        2,597
Fairfax County Economic Dev. Auth.
     National Wildlife Federation
       5.25%, 9/1/17 (MBIA Insured)                           2,000        2,166
Fairfax County Economic Dev. Auth.
     Vienna II Metrorail
       6.00%, 9/1/19                                          1,975        2,279
       6.00%, 9/1/20                                          2,090        2,405
Fairfax County Water Auth.
       5.00%, 4/1/21                                          3,180        3,416
       5.80%, 1/1/16 (Escrowed to Maturity)                   5,970        6,872
       6.00%, 4/1/15                                          1,140        1,322
       6.00%, 4/1/22                                          8,725       10,084
Frederick County IDA, 6.50%, 12/1/14
 (Prerefunded 12/1/04 )
       (MBIA Insured)                                         1,500        1,669
Fredericksburg IDA
     Medicorp Health Systems
       5.00%, 8/15/07 (FGIC Insured)                          1,730        1,895
       5.25%, 6/15/16 (AMBAC Insured)                         3,350        3,561
Giles County IDA, PCR, Celanese Americas
       6.625%, 12/1/22+/-                                     1,485        1,497
Greater Richmond Convention Center, 6.125%, 6/15/29           4,585        5,080
Halifax County IDA
     Halifax Regional Long-Term Care Fac.
       5.625%, 7/1/12                                         1,585        1,456

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                Par        Value
                                                                 In thousands
     Old Dominion Electric Co-Op.
       5.625%, 6/1/28 (AMBAC Insured)+/-                    $ 2,955      $ 3,151
Hampton IDA, Sentara Health System, 5.375%, 11/1/15           5,300        5,598
Hanover County IDA
     Bon Secours Health System
       6.375%, 8/15/18 (MBIA Insured)                         1,000        1,224
       6.50%, 8/15/10 (MBIA Insured)                          1,300        1,575
Henrico County, GO, 5.00%, 1/15/12                            2,495        2,805
Henrico County Economic Dev. Auth.
     Bon Secours Health System
       5.60%, 11/15/30                                        4,650        4,747
       5.75%, 11/15/30
       (Prerefunded 11/15/04 )                                2,200        2,370
     Regional Jail
       6.125%, 11/1/19                                        2,000        2,348
     Virginia United Methodist Homes
       6.70%, 6/1/27                                          2,000        1,999
Henrico County IDA
     Bon Secours Health System
       6.00%, 8/15/16 (MBIA Insured)                            865        1,035
       6.25%, 8/15/20 (MBIA Insured)                          1,750        2,139
     Henrico Jail
       6.00%, 8/1/15 (Prerefunded 8/1/05 )                    2,415        2,687
       7.00%, 8/1/13 (Prerefunded 8/1/05 )                    1,485        1,716
Henry County IDA, Martinsville & Henry Memorial Hosp.
       6.00%, 1/1/27 (Prerefunded 1/1/07 )                    3,250        3,755
Isle of Wight IDA, Int'l
Paper, 6.55%, 4/1/24+/-                                       4,250        4,332
King William County IDA, 5.00%, 4/1/29 (AMBAC Insured)        1,000        1,018
Lexington IDA, Stonewall Jackson
Hosp., 7.00%, 7/1/30                                          2,250        2,277
Loudoun County, GO
       5.25%, 5/1/15                                          1,000        1,116
       5.25%, 1/1/18                                          2,525        2,747
       5.25%, 1/1/19                                          1,650        1,773
       5.25%, 1/1/20                                          2,650        2,834
       5.25%, 5/1/20                                            500          542
       5.25%, 5/1/21                                          1,125        1,210
       5.375%, 1/1/14                                         1,650        1,843
       5.75%, 12/1/18 (Prerefunded 12/1/09 )                  1,685        2,004

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                Par        Value
                                                                 In thousands

Loudoun County IDA, Loudoun Hosp. Center, 6.10%, 6/1/32     $ 1,250      $ 1,269
Louisa IDA, Virginia Electric & Power, 3.40%, 3/1/04+/-       4,000        4,065
Lynchburg, GO, 5.00%, 2/1/09                                  1,360        1,525
Manassas IDA, Prince William Hosp., 5.25%, 4/1/33             4,665        4,651
Newport News, GO
       5.00%, 7/1/21                                          2,910        3,059
       5.50%, 7/1/12 (Prerefunded 7/1/05 )
       (MBIA Insured)                                         2,000        2,234
Norfolk, GO, 5.40%, 6/1/11                                    1,110        1,175
Norfolk Airport Auth.
       5.375%, 7/1/16 (FGIC Insured)+/-                       3,325        3,611
       5.375%, 7/1/17 (FGIC Insured)+/-                       1,600        1,701
Orange County IDA, 5.00%, 2/1/25 (AMBAC Insured)              1,750        1,788
Peninsula Airport Commission, GO
     Newport News
       5.25%, 7/15/12+/-                                      1,200        1,310
       5.375%, 7/15/15+/-                                     1,080        1,171
       5.50%, 7/15/21+/-                                      1,385        1,467
Pocahontas Parkway Assoc., Zero Coupon, 8/15/18               1,900          289
Portsmouth, GO, 5.50%, 6/1/15 (FGIC Insured)                  3,480        3,868
Powhatan County Economic Dev. Auth.
       5.25%, 7/15/25 (AMBAC Insured)                         1,525        1,611
Prince William County, GO, 5.25%, 12/1/17                     1,300        1,417
Prince William County Park Auth., 5.875%, 10/15/19            4,135        4,451
Richmond, GO
       5.25%, 7/15/14 (FSA Insured)                           1,995        2,255
       5.50%, 7/15/10 (FGIC Insured)                          3,265        3,780
       5.50%, 1/15/16 (FSA Insured)                           5,000        5,619
       5.50%, 1/15/17 (FSA Insured)                           1,000        1,117
Richmond Metropolitan Auth.
       5.25%, 7/15/22 (FGIC Insured)                          8,825        9,759
Riverside Regional Jail Auth.
       5.875, 7/1/14 (MBIA Insured)                           1,815        2,027
       5.875%, 7/1/14 (Prerefunded 7/1/05 )
       (MBIA Insured)                                         2,185        2,460
Roanoke, GO
       6.00%, 10/1/17                                           500          584
       6.00%, 10/1/19                                         4,810        5,620

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                Par        Value
                                                                 In thousands
Roanoke IDA
     Carilion Health System
       5.50%, 7/1/15 (MBIA Insured)                         $ 1,415      $ 1,587
       5.50%, 7/1/20 (MBIA Insured)                           2,000        2,177
       5.50%, 7/1/21 (MBIA Insured)                           1,670        1,804
       5.75%, 7/1/13 (MBIA Insured)                           2,375        2,745
       6.125%, 7/1/17 (MBIA Insured)                          4,205        5,050
Southeastern Public Service
Auth., 5.00%, 7/1/03                                          1,000        1,009
Univ. of Virginia, 5.25%, 6/1/13                              3,880        4,315
Virginia, GO, 5.00%, 6/1/10                                   3,585        4,044
Virginia Beach Dev. Auth.
     Sentara Health System
       6.00%, 2/15/10 (AMBAC Insured)                         1,000        1,169
     Westminster Canterbury, 7.25%, 11/1/32                   1,500        1,603
Virginia Beach Water & Sewer
       5.00%, 10/1/21                                         1,910        1,996
       5.00%, 10/1/27                                         2,540        2,599
Virginia College Building Auth., Washington & Lee Univ.
       5.75%, 1/1/34                                          5,000        5,942
Virginia Commonwealth Transportation Board
       5.25%, 5/15/20                                           700          747
Virginia Commonwealth Univ., 5.75%, 5/1/15                    3,000        3,300
Virginia HDA
     Multi-Family Housing
       5.50%, 5/1/13+/-                                       1,000        1,059
       5.60%, 11/1/18                                         5,160        5,478
       5.60%, 3/1/25 (MBIA Insured)+/-                        4,245        4,425
       6.50%, 5/1/13+/-                                       2,000        2,078
     Rental Housing
       5.45%, 2/1/12+/-                                       1,150        1,221
       5.50%, 2/1/13+/-                                       1,175        1,238
       5.75%, 4/1/15                                            980        1,070
     Single Family
       5.20%, 7/1/19 (MBIA Insured)                           1,000        1,045
       5.45%, 1/1/16                                          2,930        3,138
       5.85%, 7/1/12                                          1,000        1,051
       5.875%, 7/1/18                                         2,000        2,001

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                Par        Value
                                                                 In thousands
Virginia Polytechnic Institute & State Univ.
       5.40%, 6/1/11                                        $ 1,000      $ 1,120
       5.50%, 6/1/16                                          3,000        3,336
       5.50%, 6/1/20                                          1,600        1,692
Virginia Port Auth.
       5.00%, 7/1/19+/-                                       4,415        4,550
       5.00%, 7/1/27+/-                                       2,000        2,007
       5.50%, 7/1/07+/-                                       3,500        3,926
       5.50%, 7/1/11+/-                                       2,270        2,409
       5.50%, 7/1/18+/-                                       3,215        3,495
Virginia Public Building Auth.
       5.00%, 8/1/19                                          2,400        2,540
       5.50%, 8/1/15                                          4,190        4,687
       6.25%, 8/1/15 (Prerefunded 8/1/04 )                    1,550        1,678
Virginia Public School Auth., GO
       5.00%, 8/1/20                                          1,660        1,742
       6.50%, 8/1/16                                          2,890        3,274
Virginia Resources Auth.
     Goochland County Water & Sewer
       Zero Coupon, 11/1/16                                   1,090          599
       Zero Coupon, 11/1/19                                   2,225          979
       Zero Coupon, 11/1/20                                     500          207
     Hopewell Regional
Wastewater, 5.75%, 10/1/21+/-                                 1,335        1,432
     Revolving Water Fund
       5.625%, 10/1/22                                        1,450        1,583
       5.875%, 10/1/14                                        4,075        4,723
Virginia Transportation Board
       5.00%, 9/27/12                                         1,810        2,030
       5.125%, 5/15/16                                        3,500        3,761
       5.25%, 5/15/16                                         5,000        5,455
       5.25%, 5/15/19                                         2,000        2,144
       5.25%, 5/15/22                                         1,385        1,439
       5.625%, 5/15/13
       (Prerefunded 5/15/03 ) **                              3,000        3,089
       5.70%, 5/15/19                                         1,000        1,110

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                Par        Value
                                                                 In thousands
Washington County IDA, Johnston Memorial Hosp.
       6.25%, 7/1/06 (Prerefunded 7/1/05 )                  $ 1,660     $  1,800
York County, 5.875%, 6/1/24                                   1,000        1,088
York County IDA, Virginia Electric &
Power, 5.50%, 7/1/09                                          1,500        1,585
Total Virginia (Cost  $347,802)                                          371,161

DISTRICT OF COLUMBIA  4.4%
Metropolitan Washington D.C. Airports Auth.
       5.25%, 10/1/12 (MBIA Insured)+/-                       5,220        5,568
       5.25%, 10/1/32 (FGIC Insured)+/-                       4,565        4,675
       5.375%, 10/1/17 (FSA Insured)+/-                       3,155        3,370
       5.50%, 10/1/27 (MBIA Insured)+/-                       4,230        4,409
Total District of Columbia (Cost  $17,726)                                18,022

PUERTO RICO  3.2%
Puerto Rico Electric Power Auth.
       5.00%, 7/1/06                                          1,000        1,101
       5.00%, 7/1/08                                          1,000        1,110
       6.00%, 7/1/14                                          1,000        1,075
Puerto Rico Highway & Transportation Auth.
       5.50%, 7/1/15 (FSA Insured)                            2,000        2,343
       5.50%, 7/1/18                                          1,000        1,090
       6.00%, 7/1/31 (Prerefunded 7/1/10 )                    1,000        1,209
       6.25%, 7/1/14                                          1,500        1,783
       6.50%, 7/1/27 (Prerefunded 7/1/10 )                    2,470        3,069
Total Puerto Rico (Cost  $11,281)                                         12,780

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands

TOTAL INVESTMENTS IN SECURITIES
98.8% of Net Assets (Cost  $376,809)                                    $401,963

FUTURES CONTRACTS
                                        Contract  Unrealized
                            Expiration  Value     Gain (Loss)
                            ----------  --------  -----------
                                           In thousands

Short, 50 Municipal Bond
 Index contracts,$200,000
 par of 5.625% Virginia
 Transportation Board bonds
 pledged as initial margin    3/03      $(5,198)  $ (149)
Net payments (receipts)
 of variation margin to date                         133
Variation margin receivable
 (payable) on open futures
 contracts                                                                  (16)

Other Assets Less Liabilities                                              4,864

NET ASSETS                                                              $406,811
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                              $    150

Undistributed net realized gain (loss)                                       538

Net unrealized gain (loss)                                                25,005

Paid-in-capital applicable to 34,468,712 no par value shares of beneficial interest outstanding; unlimited number of
shares authorized                                                        381,118

NET ASSETS                                                              $406,811

NET ASSET VALUE PER SHARE                                               $  11.80

     +/-  Interest subject to alternative minimum tax
     ** All or a portion of this security is pledged to cover margin requirements on futures contracts at February 28, 2003
     +    Used in determining portfolio maturity
   AMBAC  AMBAC Assurance Corp.
    FGIC  Financial Guaranty Insurance Company
     FSA  Financial Security Assurance Inc.
      GO  General Obligation
     HDA  Housing Development Authority
     IDA  Industrial Development Authority/Agency
    IDRB  Industrial Development Revenue Bond
    MBIA  MBIA Insurance Corp.
     PCR  Pollution Control Revenue

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
In thousands                                                                Year
                                                                           Ended
                                                                         2/28/03
INVESTMENT INCOME (LOSS)
Interest Income                                                        $ 18,977
Expenses
  Investment management                                                   1,605
  Shareholder servicing                                                     202
  Custody and accounting                                                    118
  Prospectus and shareholder reports                                         25
  Legal and audit                                                            14
  Trustees                                                                    7
  Proxy and annual meeting                                                    3
  Registration                                                                1
  Miscellaneous                                                               4
  Total expenses                                                          1,979
  Expenses paid indirectly                                                   (3)
  Net expenses                                                            1,976
Net investment income (loss)                                             17,001

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                              2,687
  Futures                                                                   (44)
  Net realized gain (loss)                                                2,643
Change in net unrealized gain (loss) on securities
  Securities                                                              9,896
  Futures                                                                  (149)
  Change in net unrealized gain (loss)                                    9,747
Net realized and unrealized gain (loss)                                  12,390

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 29,391

The accompanying notes are an Integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET
  ASSETSIn thousands                                            Year
                                                               Ended
                                                             2/28/03     2/28/02
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                             $ 17,001    $ 16,242
  Net realized gain (loss)                                    2,643       2,690
  Change in net unrealized gain (loss)                        9,747       2,525
  Increase (decrease) in net assets from operations          29,391      21,457
Distributions to shareholders
  Net investment income                                     (16,960)    (16,189)
Capital share transactions *
  Shares sold                                                78,606      68,227
  Distributions reinvested                                   12,730      11,926
  Shares redeemed                                           (58,775)    (41,989)
  Increase (decrease) in net assets from capital
  share transactions                                         32,561      38,164

NET ASSETS

Increase (decrease) during period                            44,992      43,432
Beginning of period                                         361,819     318,387

END OF PERIOD                                              $406,811    $361,819

*Share information
  Shares sold                                                 6,826       6,030
  Distributions reinvested                                    1,102       1,053
  Shares redeemed                                            (5,117)     (3,708)
  Increase (decrease) in shares outstanding                   2,811       3,375

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                                                               February 28, 2003
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade, Virginia municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Debt securities are generally traded in the over the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $3,000 for the year ended February 28, 2003.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     are recorded by the fund on the ex-dividend date. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     FUTURES CONTRACTS During the year ended February 28, 2003, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $160,654,000 and $124,754,000, respectively, for the year ended February 28, 2003.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended February 28, 2003 totaled $16,960,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2003, the tax-basis components of net assets were as follows:

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     Unrealized appreciation                                       $ 26,510,000
     Unrealized depreciation                                         (1,460,000)
     Net unrealized appreciation (depreciation)                      25,050,000
     Undistributed tax-exempt income                                     17,000
     Undistributed long-term capital gain                               626,000
     Paid-in capital                                                381,118,000
     Net assets                                                    $406,811,000

     For the year ended February 28, 2003, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

     Undistributed net investment income                           $    (17,000)
     Undistributed net realized gain                                   (468,000)
     Paid-in capital                                                    485,000

     At February 28, 2003, the cost of investments for federal income tax purposes was $376,764,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

     fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $130,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $201,000 for the year ended February 28, 2003, of which $16,000 was payable at period end.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OF T. ROWE PRICE STATE TAX-FREE INCOME TRUST AND SHAREHOLDERS OF VIRGINIA TAX-FREE BOND FUND

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Tax Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the OFundO) at February 28, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as Ofinancial statementsO) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2003

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

TAX INFORMATION UNAUDITED) FOR THE TAX YEAR ENDED 2/28/03

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

     o    $292,000 from short-term capital gains,

     o $193,000 from long-term capital gains, subject to the 20% rate gains category,

     o    $16,999,000 which qualified as exempt-interest dividends.

T.  ROWE PRICE VIRGINIA  TAX-FREE BOND FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT TRUSTEES

NAME
(DATE OF BIRTH)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company,
1986                       real estate developers; Director, Mercantile Bank
                           (4/03 to present)

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
2001

David K. Fagin             Director, Golden Star Resources Ltd., Canyon
(4/9/38)                   Resources Corp. (5/00 to present), and Pacific
2001                       Rim Mining Corp. (2/02 to present); Chairman and
                           President, Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
1986


Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
2001                       The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                 real estate investment company; Senior Advisor and
1992                       Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
2001

Paul M. Wythes             Founding  Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
2001                       capital to young high-technology companies
                           throughout the United States; Director, Teltone Corp.

* Eachindependent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

INSIDE TRUSTEES

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]           DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

William T. Reynolds            Director and Vice President, T. Rowe Price and T.
(5/26/48)                      Rowe Price Group, Inc.; Director, T. Rowe Price
1991                           Global Asset Management Limited
[37]

James S. Riepe                 Director and Vice President, T. Rowe Price; Vice
(6/25/43)                      Chairman of the Board, Director, and Vice
1986                           President,T. Rowe Price Group, Inc.; Chairman of
[105]                          the Board and Director, T. Rowe Price Global
                               Asset Management Limited, T. Rowe Price Invest-ment Services, Inc., T. Rowe Price Retirement
                               Plan Services, Inc., and T. Rowe Price Services,
                               Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company;
                               Director, T. Rowe Price International, Inc. and
                               T. Rowe Price GlobalInvestment Services Limited;
                               Chairman of the Board, State Tax-Free Income
                               Trust

M. David Testa                 Chief Investment Officer, Director, and Vice
(4/22/44)                      President, T. Rowe Price; Vice Chairman of the
1997                           Board, Chief Investment Officer, Director, and
[105]                          Vice President, T. Rowe Price Group, Inc.;
                               Director, T. Rowe Price Global Asset Management
                               Limited and T. Rowe Price Global Investment
                               Services Limited; Chairman of the Board and
                               Director, T. Rowe Price International, Inc.;
                               Director and Vice President, T. Rowe Price Trust
                               Company

* Each inside trustee serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED           PRINCIPAL OCCUPATION(S)

Linda A. Brisson (7/8/59)          Vice President, T. Rowe Price and
Vice President, State Tax-Free     T. Rowe Price Group, Inc.
 Income Trust

Steven G. Brooks, CFA (8/5/54)     Vice President, T. Rowe Price and
Vice President, State Tax-Free     T. Rowe Price Group, Inc.
 Income Trust

Joseph A. Carrier (12/30/60)       Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free          Group, Inc., and T. Rowe Price Investment
 Income Trust                      Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED           PRINCIPAL OCCUPATION(S)

Jonathan M. Chirunga (2/2/66)      Assistant Vice President, T. Rowe Price
Vice President, State Tax-Free
 Income Trust

Maria H. Condez (4/3/62)           Employee, T. Rowe Price
Assistant Vice President,
 State Tax-Free Income Trust

G. Richard Dent (11/14/60)         Vice President, T. Rowe Price and
Vice President, State Tax-Free     T. Rowe Price Group, Inc.
 Income Trust

Charles B. Hill (9/22/61)          Vice President, T. Rowe Price and
Vice President, State Tax-Free     T. Rowe Price Group, Inc.
 Income Trust

Henry H. Hopkins (12/23/42)        Director and Vice President, T. Rowe Price
Vice President, State Tax-Free     Group, Inc., T. Rowe Price Investment
 Income Trust                      Services, Inc., T. Rowe Price Services, Inc.,
                                   and T. Rowe Price Trust Company; Vice
                                   President, T. Rowe Price, T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.

T. Dylan Jones (2/7/71)            Employee, T. Rowe Price
Assistant Vice President,
 State Tax-Free Income Trust

Marcy M. Lash (1/30/63)            Vice President, T. Rowe Price
Vice President, State Tax-Free
 Income Trust

Alan D. Levenson (7/17/58)         Vice President, T. Rowe Price and
Vice President, State Tax-Free     T. Rowe Price Group, Inc.
 Income Trust

Patricia B. Lippert (1/12/53)      Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free          T. Rowe Price Investment Services, Inc.
 Income Trust

Joseph K. Lynagh, CFA (6/9/58)     Vice President, T. Rowe Price and
Executive Vice President,          T. Rowe Price Group, Inc.
 State Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)    Vice President, T. Rowe Price and
Vice President, State              T. Rowe Price Group, Inc.
 Tax-Free Income Trust

James M. McDonald (9/29/49)        Vice President, T. Rowe Price,
Vice President, State Tax-Free     T. Rowe Price Group, Inc., and T. Rowe Price
 Income Trust                      Trust Company

Hugh D. McGuirk (7/6/60)           Vice President, T. Rowe Price and
Vice President, State Tax-Free     T. Rowe Price Group, Inc.
 Income Trust

David S. Middleton (1/18/56)       Vice President, T. Rowe Price,
Controller, State Tax-Free         T. Rowe Price Group, Inc., and T. Rowe Price
 Income Trust                      Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED           PRINCIPAL OCCUPATION(S)

Mary J. Miller (7/19/55)           Vice President, T. Rowe Price and T. Rowe
President, State Tax-Free          Price Group, Inc.
 Income Trust

Timothy G. Taylor (9/15/75)        Employee, T. Rowe Price
Assistant Vice President,
 State Tax-Free Income Trust


Edward A. Wiese, CFA (4/12/59)     Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free     Group, Inc., and T. Rowe Price Trust Company;
 Income Trust                      Director, Vice President, and Chief Invest-
                                   ment Officer, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     AUTOMATED  24-HOUR SERVICES  INCLUDING  TELE*ACCESS<168>and  Account Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION

     CONSOLIDATED  STATEMENT.  Overview  of all of  your  accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                   BLENDED ASSET FUNDS         MONEYMARKET FUNDS
DOMESTIC                      (CONTINUED)                 TAXABLE
Blue Chip Growth*             Retirement 2020             Prime Reserve
Capital Appreciation          Retirement 2030             Summit Cash Reserves
Capital Opportunity           Retirement 2040             U.S. Treasury Money
Developing Technologies       Retirement Income           TAX-FREE
Diversified Small-Cap         Tax-Efficient Balanced      California Tax-Free
 Growth                                                    Money
Dividend Growth               BOND FUNDS                  Maryland Tax-Free
Equity Income*                DOMESTIC TAXABLE             Money
Equity Index 500              Corporate Income            New York Tax-Free
Extended Equity Market        GNMA                         Money
 Index                        High Yield*                 Summit Municipal Money
Financial Services            Inflation Protected          Market
Growth & Income                Bond                       Tax-Exempt Money
Growth Stock*                 New Income*                 INTERNATIONAL/GLOBAL
Health Sciences               Short-Term Bond              FUNDS
Media & Telecommuni-          Spectrum Income             STOCK
 cations                      Summit GNMA                 Emerging Europe &
Mid-Cap Growth*               U.S. Bond Index              Mediterranean
Mid-Cap Value*                U.S. Treasury               Emerging Markets Stock
New America Growth             Intermediate               European Stock
New Era                       U.S. Treasury Long-Term     Global Stock
New Horizons                  Domestic Tax-Free           Global Technology
Real Estate                   California Tax-Free Bond    International
Science & Technology*         Florida Intermediate        Discovery
Small-Cap Stock*               Tax-Free                   International Equity
Small-Cap Value*              Georgia Tax-Free Bond        Index
Spectrum Growth               Maryland Short-Term         International Growth
Tax-Efficient Growth           Tax-Free Bond               & Income*
Tax-Efficient Multi-Cap       Maryland Tax-Free Bond      International Stock*
 Growth                       New Jersey Tax-Free Bond    Japan
Total Equity Market           New York Tax-Free Bond      Latin America
 Index                        Summit Municipal Income     New Asia
Value*                        Summit Municipal            Spectrum International
BLENDED ASSET FUNDS            Intermediate
Balanced                      Tax-Free High Yield         BOND
Personal Strategy Balanced    Tax-Free Income*            Emerging Markets Bond
Personal Strategy Growth      Tax-Free Intermediate       International Bond*
Personal Strategy Income       Bond
Retirement 2010               Tax-Free Short-
                               Intermediate
                              Virginia Tax-Free Bond

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing. T. Rowe Price
Investment Services, Inc. 100 East Pratt Street,   Baltimore, MD 21202

30089                                                           F48-050  2/28/03